UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 21, 2021

Date of Report (Date of earliest event reported)

GOODRICH PETROLEUM CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana St., Suite 700

Houston, Texas 77002

(Address of principal executive offices)

(713) 780-9494

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GDP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 21, 2021, Goodrich Petroleum Corporation (the “Company” or “Goodrich”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Paloma Partners VI Holdings, LLC, a Delaware limited liability company (“Parent” or “Paloma”), and Paloma VI Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Parent will cause Merger Sub to commence a tender offer no later than November 29, 2021 to purchase any and all of the shares of common stock, par value $0.01 per share (the “Shares”), of Goodrich that are issued and outstanding at a price of $23.00 per Share, in cash, without interest, less any applicable withholding taxes (such offer, as it may be amended from time to time in accordance with the Merger Agreement, the “Offer,” and such amount of consideration, the “Offer Price”).

The Offer is not subject to any financing condition. The Offer is conditioned upon (i) there being validly tendered, in accordance with the terms of the Offer and “received” (as defined in Section 251(h)(6)(f) of the Delaware General Corporation Law (the “DGCL”)) and not validly withdrawn prior to the Expiration Time (as described below) a number of Shares that, together with Shares owned by Paloma, would represent more than one-half ( 1⁄2) of all Shares then outstanding and (ii) other customary conditions.

The Offer will initially expire at 12:00 A.M., midnight, New York City time, on December 23, 2021 (one minute after 11:59 P.M., New York City time, on December 22, 2021) (as may be extended in accordance with the Merger Agreement, the “Expiration Time”). Under certain circumstances, Merger Sub may be required to extend the Offer on one or more occasions in accordance with the terms set forth in the Merger Agreement and the applicable rules and regulations of the United States Securities and Exchange Commission (the “SEC”). Merger Sub will not be required to extend the Offer beyond May 21, 2022 (the “End Date”).

As soon as practicable after (and in no event later than two business days) following the acceptance of Shares pursuant to the Offer (the “Acceptance Time”) and upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with Section 251(h) of the DGCL, the Company will merge with and into Merger Sub, whereupon the separate existence of the Company shall cease and Merger Sub shall be the surviving corporation (the “Merger”), without a meeting or vote of stockholders of the Company. At the effective time of the Merger (the “Effective Time”), the Shares not purchased pursuant to the Offer (subject to certain exceptions) will be converted into the right to receive the Offer Price from Merger Sub.

Immediately prior to the Acceptance Time, (a) each restricted stock award of the Company (whether vested or unvested) that is outstanding immediately prior to the Acceptance Time will vest in full and be canceled and converted into the right to receive, at the Effective Time, an amount in cash equal to the product of (i) the Offer Price and (ii) the total number of Shares subject to such restricted stock award, (b) each award of phantom stock of the Company subject to time-based vesting (whether vested or unvested) that is outstanding immediately prior to the Acceptance Time will vest in full and be canceled and converted into the right to receive, at the Effective Time, an amount in cash equal to the product of (i) the Offer Price and (ii) the total number of Shares subject to such time-based phantom stock award and (c) each award of phantom stock of the Company subject to performance-based vesting (whether vested or unvested) that is outstanding immediately prior to the Acceptance Time will vest based on actual achievement of the performance criteria set forth in the applicable award agreement for a truncated performance period beginning on the date of grant of such performance-based phantom stock award and ending at the Acceptance Time and be canceled and converted into the right to receive, at the Effective Time, an amount in cash equal to the product of (i) the Offer Price and (ii) after giving effect to the foregoing, the total number of Shares subject to the vested portion of such performance-based phantom stock award.

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. Among other things, until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed, subject to certain exceptions, to conduct its business in the ordinary course of business consistent with past practice and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.

Under the Merger Agreement, the Company is subject to certain restrictions on its ability to respond to third party acquisition proposals. The Merger Agreement was unanimously approved by the board of directors of the Company, which has agreed to recommend that the Company’s stockholders tender their shares in the Offer, subject to certain exceptions in the context of a Superior Proposal or an Intervening Event (each as defined in the Merger Agreement).

The Merger Agreement contains certain termination provisions for the Company and Parent, including the right of the Company, in certain circumstances, to terminate the Merger Agreement and accept a Superior Proposal. The Company will be required to pay Parent a termination fee equal to $15 million if, among other reasons, the Merger Agreement is terminated (i) by the Company to enter into an acquisition agreement that constitutes a Superior Proposal or (ii) by Paloma because the board of directors of the Company adversely changes its recommendation to stockholders to accept the Offer and tender their Shares to Merger Sub in the Offer.

In addition, either the Company or Parent may terminate the Merger Agreement, at any time prior to the time Merger Sub accepts for payment the Shares tendered pursuant to the Offer, if the Merger shall not have been consummated on or before the End Date.

Tender and Support Agreements

Contemporaneously with the execution and delivery of the Merger Agreement, certain stockholders of Goodrich (the “Supporting Stockholders”) entered into tender and support agreements (the “Tender and Support Agreements”) with Paloma and Merger Sub pursuant to which each Supporting Stockholder agreed, among other things, to tender all of the Shares beneficially owned by such Supporting Stockholder in the Offer. The Supporting Stockholders and Paloma collectively own, after giving effect to conversion of certain convertible notes, a majority of the outstanding Shares. The Tender and Support Agreements terminate in certain circumstances, including, upon (i) the Company’s board of directors changing its recommendation regarding the Offer and (ii) an amendment to the Merger Agreement that reduces the Offer Price or changes the form payable in the Offer or the Merger.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The foregoing descriptions of the Merger Agreement and the Tender and Support Agreements are not complete and are qualified in their entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Tender and Support Agreements, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the Tender and Support Agreements, and the foregoing descriptions of each of those agreements, have been included to provide investors and stockholders with information regarding the terms of each agreement. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in each agreement were or will be made only as of specified dates for the purposes of such agreements, were (except as expressly set forth therein) solely for the benefit of the parties to such agreements, may be subject to qualifications and limitations agreed upon by such parties (including being qualified by confidential disclosures made for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing those matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Investors are not third-party beneficiaries under the Merger Agreement or the Tender and Support Agreements. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

The tender offer for the Shares has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Shares. The solicitation and offer to Shares will only be made pursuant to the tender offer materials that Merger Sub intends to file with the SEC. Merger Sub is beneficially owned by Paloma, an affiliate of EnCap Energy Capital Fund XI L.P. At the time the tender offer is commenced, Merger Sub will file a tender offer statement on Schedule TO with the SEC, and Goodrich will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. GOODRICH STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Both the tender offer statement and the solicitation/recommendation statement will be mailed to Goodrich’s stockholders free of charge. Stockholders may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available) at the SEC’s web site at www.sec.gov, by contacting Goodrich either by telephone at 832-255-1300, e-mail at investorrelations@goodrichpetroleum.com or on Goodrich’s website at www.goodrichpetroleum.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements which reflect management's current views and estimates regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction, among other matters. The words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “imply,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” and similar terms and phrases are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company cannot assure investors that future developments affecting the Company will be those that it has anticipated. Actual results may differ materially from these expectations due to uncertainties related to the timing and expected financing of the tender offer and the merger; uncertainty surrounding how many of Goodrich’s stockholders will tender their shares in the tender offer; the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived in a timely manner, if at all; the possibility of business disruptions due to transaction-related uncertainties; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; and other risks and uncertainties including those identified under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which are filed with the SEC and available at www.sec.gov, and other filings that the Company may make with the SEC in the future. If one or more of these risks or uncertainties materialize, or if any of the Company's assumptions prove incorrect, the Company's actual results may vary in material respects from those projected in these forward-looking statements.

Any forward-looking statement made by the Company in this communication speaks only as of the date hereof. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

2.1	Agreement and Plan of Merger, dated as of November 21, 2021, by and among Goodrich Petroleum Corporation, Paloma Partners VI Holdings, LLC and Paloma VI Merger Sub, Inc.*
10.1	Tender and Support Agreement, dated as of November 21, 2021, by and among Paloma Partners VI Holdings, LLC, Paloma VI Merger Sub, Inc., certain directors and officers of Goodrich Petroleum Corporation as set forth on Schedule A thereto, and solely as set forth in Section 2.04, 6.02 and Section 6.04, Goodrich Petroleum Corporation.
10.2	Tender and Support Agreement, dated as of November 21, 2021, by and among Paloma Partners VI Holdings, LLC, Paloma VI Merger Sub, Inc., Anchorage Illiquid Opportunities V, L.P., AIO V AIV 1 Holdings L.P. and solely as set forth in Section 2.04, 6.02 and Section 6.04, Goodrich Petroleum Corporation.
10.3	Tender and Support Agreement, dated as of November 21, 2021, by and among Paloma Partners VI Holdings, LLC, Paloma VI Merger Sub, Inc., Franklin Advisers, Inc., as Investment Manager on behalf of certain funds and accounts, and solely as set forth in Section 2.05, 6.02 and Section 6.04, Goodrich Petroleum Corporation.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION
(Registrant)

By:	/s/ Michael J. Killelea
Michael J. Killelea
Executive Vice President, General Counsel and Corporate Secretary

Dated: November 23, 2021

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